Exhibit 10.1

AMENDMENT TO THE
PALOMINO LABORATORIES INC. 2025 EQUITY INCENTIVE PLAN

Approved by the Board: September 22, 2026

Approved by the Stockholders: November 5, 2026

This Amendment to the 2025 Equity Incentive Plan (the “Plan”) of Palomino Laboratories Inc. (the “Company”) is entered into as of November 5, 2026 (the “Amendment Date”). Any terms not defined herein shall have the same meaning as such terms have in the Plan.

WHEREAS, the Board of Directors of the Company has approved, subject to stockholder approval, an amendment to the Plan to (i) amend and restate Section 17(c) of the Plan to provide that the number of Shares reserved for issuance under the Plan shall be, at all times, the greater of 10,000,000 Shares or fifteen percent (15%) of the issued and outstanding Shares (on an as-converted basis) and (ii) revise Section 16(a)(i) of the Plan to clarify that an increase in the total number of shares that may be issued under the Plan pursuant to Section 17(c) does not require a further amendment to the Plan; and

WHEREAS, the Board of Directors and the stockholders of the Company have approved the above revisions to the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows:

I.	Section 17(c) of the Plan is amended and restated in its entirety to read as follows:

“(c) The number of Shares reserved for issuance shall be, at all times, the greater of 10,000,000 Shares or fifteen percent (15%) of the issued and outstanding Shares (on an as-converted basis).”

II.	Section 16(a)(i) is revised to read as follows:

“(i) increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 13 or Section 17(c));”

III.	In all other respects, the Plan shall remain unchanged.

IV.	This Amendment shall be construed in accordance with the laws of the State of Delaware, except to the extent that such laws are superseded by the laws of the United States.

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By executing this Amendment as of the Amendment Date, the undersigned hereby certifies that this Amendment has been authorized and approved by the Board of Directors and the stockholders of the Company.

Palomino Laboratories Inc.

By:	/s/ Jeffrey Shealy
Name:	Jeffrey Shealy
Title:	Chief Executive Officer

[Signature Page to the Amendment to the Palomino 2025 Equity Incentive Plan]